Exhibit 10.1

Execution Version

SECOND OMNIBUS AMENDMENT TO THE

SECURITIES PURCHASE AGREEMENT AND SENIOR SECURED CONVERTIBLE NOTES

This SECOND OMNIBUS AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND SENIOR SECURED CONVERTIBLE NOTES (this “Second Amendment”) is dated as of December 29, 2020 and is made in reference to that (i) certain Securities Purchase Agreement, dated as of January 11, 2020 (as heretofore has been, and as hereafter may be, amended, restated or otherwise modified, the “Purchase Agreement”), by and among ClearPoint Neuro, Inc. (previously named MRI Interventions, Inc.), a Delaware corporation (the “Company”), the investors identified on the signature pages thereto (the “Investors”), and Petrichor Opportunities Fund I LP, as collateral agent (collectively, the “Parties”), and (ii) those certain Second Closing Notes (as defined below).

RECITALS

WHEREAS, the Parties hereto previously entered into the Purchase Agreement, which provides for the issuance of senior secured convertible promissory notes, the forms of which are attached as Exhibits A-1, A-2 and A-3 thereto, and referred to herein as the “First Closing Notes,” the “Second Closing Notes” and the “Third Closing Notes,” respectively, and collectively referred to herein as the “Notes”; and

WHEREAS, the Parties desire to amend each of the Purchase Agreement and the Second Closing Notes as set forth herein.

NOW, THEREFORE, each of the Purchase Agreement and the Second Closing Notes are hereby amended as set forth below:

1.                  Defined Terms. Capitalized terms used in this Second Amendment without definition shall have the same meanings ascribed to such terms in the Purchase Agreement or the Second Closing Notes, as applicable.

2.                  Amendment to Annex A to the Purchase Agreement. Annex A (Schedule of Investors) to the Purchase Agreement is hereby amended by replacing each reference to “$5,000,000” set forth in the chart following the heading “SECOND CLOSING INVESTORS” with a reference to “$7,500,000”.

3.                  Restatement of Certain Defined Terms in Section 1.1 of the Purchase Agreement. Section 1.1 of the Purchase Agreement is hereby amended by amending and restating each of the following defined terms set forth therein to read in their entirety as follows:

“Maximum Subsequent Closing Amount” means $17,500,000.

“Second Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Section 5.2 (other than those to be satisfied at the Second Closing) shall have been satisfied or waived.

4.                  Deletion of Certain Defined Terms in Section 1.1 of the Purchase Agreement. Section 1.1 of the Purchase Agreement is hereby amended by deleting the defined terms “Applicable Second Closing Notes”, “Exercising Second Closing Investor”, “Second Closing Election Notice”, and “Second Closing Request”.

5.                  Restatement of Section 2.1(b) of the Purchase Agreement. Section 2.1(b) of the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

(b)       Second Closing. Subject to the terms and conditions set forth in this Agreement, at the Second Closing, the Company shall issue and sell to each Second Closing Investor, and each Second Closing Investor shall, severally and not jointly, purchase from the Company, Second Closing Notes in the principal amount set forth across from such Second Closing Investor’s name under the heading “Principal Amount of Second Closing Note” on the Schedule of Investors, at a purchase price equal to the principal face amount thereof. The date and time of the Second Closing shall be 10:00 a.m. (New York time), on the Second Closing Date. The Second Closing shall take place at the offices of the Company Counsel, or at such other location as the parties determine. The Second Closing may take place by delivery of the items to be delivered at the Second Closing by facsimile or other electronic transmission.

6.                  Restatement of Section 2.3 of the Purchase Agreement. Section 2.3 of the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

2.3       Second Closing Deliverables. At the Second Closing:

(a)       the Company shall deliver or cause to be delivered to each Second Closing Investor a duly executed Second Closing Note in the principal amount set forth across from such Second Closing Investor’s name under the heading “Principal Amount of Second Closing Note” on the Schedule of Investors; and

(b)       each Second Closing Investor shall deliver or cause to be delivered to the Company the aggregate purchase price for the Second Closing Notes purchased by such Second Closing Investor hereunder, as set forth across from such Second Closing Investor’s name under the heading “Aggregate Second Closing Purchase Price” on the Schedule of Investors, in U.S. dollars and in immediately available funds, by wire transfer to an account designated in writing to such Second Closing Investor by the Company for such purpose.

7.                  Amendment to Section 4.9(b) of the Purchase Agreement. Section 4.9(b) of the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

(b)       [Reserved].

8.                  Amendments to Section 5.2 of the Purchase Agreement. Section 5.2 of the Purchase Agreement is hereby amended by (i) replacing each occurrence of the phrase “Exercising Second Closing Investor” or “Exercising Second Closing Investors” set forth therein with the phrase “Second Closing Investor” or “Second Closing Investors”, respectively, and (ii) amending and restating clause (a)(xi) of such Section 5.2 to read in its entirety as follows:

(xi)       [Reserved].

9.                  Amendment to Preamble Paragraph of the Form of Second Closing Notes in Exhibit A-2. The preamble paragraph of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

FOR VALUE RECEIVED, ClearPoint Neuro, Inc. (previously named MRI Interventions, Inc.), a Delaware corporation (the “Company”), hereby promises to pay to [●] or its registered assigns (the “Holder”) in cash the amount set out above as the Original Principal Amount (as (x) reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, and (y) increased from time to time by the aggregate amount of PIK Interest that shall have been added to the outstanding principal amount of this Note pursuant to Section 2.1(b), the “Principal”) when due, whether upon the Maturity Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof), to pay cash interest (“Cash Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof), and to pay paid-in-kind interest (“PIK Interest”, and together with Cash Interest, collectively, “Interest”) on any outstanding Principal at a rate of 5.00% per annum from the Issuance Date until the same becomes due and payable, whether upon an Interest Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of a series of Senior Secured Convertible Notes issued pursuant to the Securities Purchase Agreement on the Issuance Date and referred to in the Securities Purchase Agreement as the Second Closing Notes (collectively, the “Notes” and such other Senior Secured Convertible Notes issued pursuant to the Securities Purchase Agreement on the Issuance Date and referred to in the Securities Purchase Agreement as the Second Closing Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 32.

10.              Amendment to Section 1 of the Form of Second Closing Notes in Exhibit A-2. Section 1 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

1.       Payments of Principal; No Prepayment. On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to (i) all outstanding Principal, plus (ii) all accrued and unpaid Interest and accrued and unpaid Late Charges on such Principal and Interest. Other than as specifically permitted by this Note, the Company may not prepay prior to December 31, 2023 (and thereafter only (A) in the event of a Qualified Financing and (B) upon compliance with the provisions of this Section 1) any portion of the outstanding Principal, accrued and unpaid Interest, or accrued and unpaid Late Charges on Principal or Interest, if any; provided, in the event that the Company shall prepay this Note, the Company shall, contemporaneous with such prepayment, pay to the Holder a prepayment fee equal to five percent of the total amount being prepaid; provided further, the prepayment fee shall be waived if the Holder elects to convert this Note pursuant to Section 3 below. Notwithstanding anything herein to the contrary, with respect to any repayment, conversion or redemption hereunder, as applicable, the Company shall repay, convert or redeem, as applicable, (i) first, all accrued and unpaid Interest hereunder and under any other Notes held by such Holder, (ii) second, all accrued and unpaid Late Charges on any Principal and Interest hereunder and under any other Notes held by such Holder, (iii) third, all other amounts (other than Principal) outstanding under any other Notes held by such Holder, and (v) fourth, all Principal outstanding hereunder and under any other Notes held by such Holder, in each case, allocated pro rata among this Note and such other Notes held by such Holder. On or following December 31, 2023, this Note may be pre-paid in full, and not in part, so long as the Company shall have (x) provided written notice to the Holder at least five (5) Business Days prior to prepayment, and (y) offered to simultaneously pre-pay all Other Notes held by each holder of Other Notes on the same terms and conditions. For purposes of this Note, a “Qualified Financing” shall mean an equity financing (which shall include any convertible debt, convertible preferred stock or other equity-linked derivative security financing) in a single or series of related transactions, which raises gross proceeds to the Company of at least Ten Million Dollars ($10,000,000) in the aggregate.

11.              Amendment to Section 2.1 of the Form of Second Closing Notes in Exhibit A-2. Section 2.1 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

2.1        Interest Accrual.

(a)       Cash Interest on this Note shall commence accruing on the Issuance Date at the Interest Rate and shall be computed on the basis of a 360-day year and the actual number of days elapsed per month and shall be payable in arrears for each Calendar Quarter on the first (1st) Business Day of each Calendar Quarter after the Issuance Date (each, an “Interest Date”). Cash Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company. Prior to the payment of Cash Interest on an Interest Date, Cash Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in connection with any conversion of this Note under Section 3, on each Redemption Date and/or in connection with any required payment upon any Bankruptcy Event of Default.

(b)       PIK Interest on this Note shall commence accruing on the Issuance Date at a rate of 5.00% per annum and shall be computed on the basis of a 360-day year and the actual number of days elapsed per month and shall be payable in arrears for each Calendar Quarter on each Interest Date. PIK Interest shall be payable in kind on each Interest Date, to the record holder of this Note on the applicable Interest Date, by capitalizing such PIK Interest and, effective as of such Interest Date, adding it to (and thereby increasing) the outstanding Principal of this Note. For the avoidance of doubt, effective as of, and from and after, any Interest Date, the outstanding Principal of this Note shall be increased by the amount of PIK Interest paid in kind on such Interest Date for all purposes of this Note (including, without limitation, for the purposes of the future accrual of Interest on the outstanding Principal of this Note and for the purposes of determining the Conversion Amount as of any date). Prior to the payment in kind of PIK Interest on an Interest Date, PIK Interest on this Note shall accrue at a rate of 5.00% per annum and be payable by way of inclusion of the Interest in the Conversion Amount in connection with any conversion of this Note under Section 3, on each Redemption Date and/or in connection with any required payment upon any Bankruptcy Event of Default.

12.              Amendment to Section 2.2 of the Form of Second Closing Notes in Exhibit A-2. Section 2.2 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

2.2       [Reserved].

13.              Amendment to Section 3.4(c) of the Form of Second Closing Notes in Exhibit A-2. Section 3.4(c) of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

(c)        [Reserved].

14.              Amendment to Section 32.3 of the Form of Second Closing Notes in Exhibits A-2. Section 32.3 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

32.3        “Applicable Margin” means 2.00%.

15.              Amendment to Section 32.26 of the Form of Second Closing Notes in Exhibits A-2. Section 32.26 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

32.26        “Conversion Price” means, as of any Conversion Date or other date of determination, $10.14, subject to adjustment as provided herein.

16.              Amendment to Section 32.55 of the Form of Second Closing Notes in Exhibits A-2. Section 32.55 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

32.55       “Interest Rate” means, as of any date, an annual rate per annum equal to the Applicable Margin; provided, that, on any date when an Event of Default shall have occurred and be continuing, the “Interest Rate” shall be the “Interest Rate” determined in accordance with the foregoing plus 3.00%.

17.              Amendment to Section 32.59 of the Form of Second Closing Notes in Exhibits A-2. Section 32.59 of Exhibit A-2 to the Purchase Agreement is hereby amended and restated in its entirety to read in its entirety as follows:

32.59       [Reserved].

18.              Miscellaneous.

(a)                On and after the date hereof, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this Second Amendment. Except as expressly provided in this Second Amendment, all other terms, conditions and provisions of the Purchase Agreement shall continue in full force and effect as provided therein.

(b)               On and after the date hereof, reference in each of the Notes to “this Note”, “hereunder”, “hereof”, “herein” or words of like import referring to such Note shall mean and be a reference to the Note as amended by this Second Amendment. Except as expressly provided in this Second Amendment, all other terms, conditions and provisions of the Notes shall continue in full force and effect as provided therein.

(c)                This Second Amendment may be executed in any number of counterparts and by Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Company has executed, acknowledged and delivered this Second Amendment effective as of the day and year first above written.

COMPANY:

CLEARPOINT NEURO, INC.

By: /s/ Joseph M. Burnett

Name: Joseph M. Burnett

Title: Chief Executive Officer

INVESTORS:

PTC THERAPEUTICS, INC.

By: /s/ Emily Hill

Name: Emily Hill

Title: Chief Financial Officer

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By: /s/ Tadd Wessel

Name: Tadd Wessel

Title: Managing Member

COLLATERAL AGENT:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By: /s/ Tadd Wessel

Name: Tadd Wessel

Title: Managing Member

Second Omnibus Amendment to Securities Purchase Agreement and Senior Secured Promissory Notes